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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549



FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934


          July 24, 1998                             COMMISSION FILE NUMBER 1-496

HERCULES INCORPORATED

A DELAWARE CORPORATION
I.R.S. EMPLOYER IDENTIFICATION NO.51-0023450
HERCULES PLAZA
1313 NORTH MARKET STREET
WILMINGTON, DELAWARE 19894-0001
(302) 594-5000



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INFORMATION TO BE INCLUDED IN THE REPORT

ITEMS 1, 2, 3, 4, 6, 8 and 9 are not applicable and are omitted from this report.

ITEM 5.  OTHER EVENTS


On July 16, 1998 Hercules Incorporated completed the acquisition of the 49% share of FiberVisions owned by its joint-venture partner Jacob Holm & Sons A/S (Denmark). FiberVisions will operate as a wholly owned subsidiary of Hercules.

FiberVisions was created in June 1997 as a combination of Hercules' Fibers Division and Jacob Holm & Sons' Danaklon Group to produce thermal-bond polypropylene staple fiber, serving major markets for disposable diapers and other hygienic products. It also produces textile fibers for automotive, decorative and industrial applications.

Incorporated by reference to this Form 8-K and filed as exhibits hereto are press releases issued by Hercules Incorporated, dated July 9, 1998, and July 16, 1998, related to the transaction which is the subject of this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.                                 Description
99(a)                                       Press Release dated July 9, 1998
99(b)                                       Press Release dated July 16, 1998


                                                Signatures


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto fully authorized.


                                            Hercules Incorporated



                                            By /s/ Israel J. Floyd
                                               ---------------------------------
                                            Israel J. Floyd, Corporate Secretary
                                            and Assistant General Counsel